SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
     CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 9, 2006
NORTH FORK BANCORPORATION, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-10458	36-3154608
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

275 Broadhollow Road Melville, New York	11747
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 844-1004
Not Applicable
[(Former Name or Former Address,
If Changed Since Last Report)]

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

     Pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) between North Fork Bancorporation, Inc. (the “Company”) and Capital One Financial Corporation (“Capital One”) dated as of March 12, 2006, the Company is expected to merge into Capital One (the “Merger”) in the fourth quarter of 2006, provided that regulatory approval is obtained and certain other conditions are satisfied. In connection with the Merger, a temporary suspension of transactions involving the Company’s 401(k) Retirement Savings Plan (the “401(k) Plan” or the “Plan”) is required in order to allow the Plan’s recordkeeper to process consideration elections made by participants in the Plan in connection with the Merger.

     On July 26, 2006, the Company sent a notice to its directors and executive officers informing them of a temporary suspension of transactions by directors and executive officers involving Company equity securities in connection with the blackout period under the 401(k) Plan. The Company sent a notice to its directors and executive officers on August 28, 2006 notifying them that the commencement of the blackout period with respect to the Company’s 401(k) Plan described in the July 26th Notice had been delayed. The Company sent a notice to its directors and executive officers on October 10, 2006 notifying them that the commencement of the blackout period with respect to the Company’s 401(k) Plan described in the August 28th Notice had been delayed. The Company sent a notice to its directors and executive officers on October 21, 2006 notifying them that the commencement of the blackout period with respect to the Company’s 401(k) Plan described in the October 10th Notice had been delayed. The Company sent a notice to its directors and executive officers on October 27, 2006 notifying them that the commencement of the blackout period with respect to the Company’s 401(k) Plan described in the October 21st Notice had been delayed. The Company subsequently sent a notice to its directors and executive officers on November 9, 2006 notifying them that the commencement of the blackout period with respect to the Company’s 401(k) Plan described in the October 27, 2006 Notice has been delayed and is now scheduled to commence on Thursday, November 16, 2006, at 2:00 p.m., Eastern Time. The blackout period has been delayed pending the receipt of certain regulatory approvals of the Merger, and the expiration of all regulatory waiting periods.

     The notice, which was provided to the Company’s directors and executive officers in accordance with Section 306(a) of the Sarbanes-Oxley Act of 2002 and Rule 104 of Regulation BTR, is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description

99.1	Notice sent to directors and executive officers of North Fork Bancorporation on
November 9, 2006

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2006

NORTH FORK BANCORPORATION, INC.

/s/ John Adam Kanas
John Adam Kanas
Chairman, President & Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Notice sent to directors and executive officers of North Fork Bancorporation on
November 9, 2006

EXHIBIT 99.1

[NORTH FORK LOGO]

MEMORANDUM

Important Notice Concerning Limitations on Your
Trading in North Fork Bancorporation, Inc. During 401(k) Plan Blackout Period

November 9, 2006

To: Directors and Executive Officers of North Fork Bancorporation, Inc.

From: North Fork Bancorporation, Inc.

1.	Please be advised that a “blackout period” for the Company’s 401(k) Retirement Savings Plan (the “401(k) Plan”) will be imposed on transactions involving the North Fork Bancorporation (the “Company”) common stock fund (the “Company stock fund”) under the 401(k) Plan. This blackout period, described in more detail below, is necessary for the 401(k) Plan trustees to process and implement participants’ instructions with respect to the election of consideration in the merger contemplated by the Agreement and Plan of Merger, dated as of March 12, 2006, by and among Capital One Financial Corporation (“Capital One”) and the Company (the “Merger”). Under the Sarbanes-Oxley law enacted in 2002, the directors and executive officers of the Company will generally be prohibited from engaging in transactions involving the Company equity securities (including options and other derivatives based on Company stock) during this blackout period in addition to otherwise complying with the Company’s insider trading policy. Dispositions of equity securities of the Company in connection with the Merger, including your election of merger consideration, are exempt under Sarbanes-Oxley from the blackout period trading restrictions.

2.	As a result of the need to process participant election instructions about the Merger, during the blackout period, participants in the 401(k) Plan will be temporarily unable to (1) make exchanges into or out of the Company stock fund under the 401(k) Plan, (2) take distributions of money invested in the Company stock fund under the 401(k) Plan, and (3) take loans of money invested in the Company common stock fund under the 401(k) Plan.

3.	The blackout period for the 401(k) Plan has been delayed and is expected to commence at 2:00 p.m. Eastern Standard Time on Thursday, November 16, 2006, and, assuming the Merger is completed on December 1, 2006, is currently expected to end on Monday, December 18, 2006. At the time of the issuance of this notice, certain regulatory approvals are still pending and therefore there can be no assurance that the Merger will be completed on December 1, 2006 (it could be completed before or after that date). The blackout period will also be lifted promptly if the Merger is not completed. We will notify you of any changes that may affect the blackout period. In addition, you can confirm the status of the blackout period by speaking with Aurelie Campbell.

4.	Generally, during the blackout period, you are prohibited from directly or indirectly, purchasing, selling or otherwise transferring any equity security of the Company that you acquired in connection with your service as a director or an executive officer. “Equity securities” are defined broadly to include options and other derivatives. Covered transactions are not limited to those involving your direct ownership, but include any transaction in which you have a pecuniary interest. You may be deemed to have an interest in transactions in equity securities of the Company by your family members and/or others living in your household. As indicated above, however, dispositions of equity securities of the Company in connection with the Merger are excluded from the trading restrictions.

5.	The prohibition covers securities acquired “in connection with service as a director or employment as an executive officer.” This includes, among other things, securities acquired under a compensatory plan or contract (such as under a stock option, or a restricted stock grant), as a direct or indirect inducement to employment or joining the Board of Directors, in transactions between the individual and the Company, and as director qualifying shares. Securities acquired outside of an individual’s service as a director or executive officer (such as shares acquired when the person was an employee but not yet an executive officer) are not covered. However, if you hold both covered shares and non-covered shares, any shares that you sell will be presumed to come first from the covered shares unless you can identify the source of the sold shares and show that you use the same identification for all related purposes (such as tax reporting and disclosure requirements).

6.	The following are examples of transactions that you may not engage in during the blackout period:

	➢	Exercising stock options granted to you in connection with your service as a director or executive officer

	➢	Selling Company stock that you acquired by exercising options

	➢	Selling Company stock that you originally received as a restricted stock grant

7.	There are certain exemptions, including:

	➢	Purchases or sales under 10b5-1(c) trading plans (so long as you do not make or modify your election during the blackout period or at a time when you are aware of the actual or approximate dates of the blackout)

	➢	Bona fide gifts, bequests and transfers pursuant to domestic relations orders

	➢	Acquisitions and dispositions of equity securities in connection with a merger, acquisition, divestiture, or similar transaction

8.	If you engage in a transaction that violates these rules, you may be required to disgorge your profits from the transaction, and you may be subject to civil and criminal penalties.

The rules summarized above are complex, and the criminal and civil penalties that could be imposed upon directors and executive officers who violate them could be severe.

We therefore request that you contact Aurelie Campbell before engaging in any transaction involving the Company stock or derivatives based on the Company stock during the blackout period, or if you believe that any such transaction in which you have a pecuniary interest may occur during the blackout period.